UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 11, 2021 (May 6, 2021)

SUMMIT WIRELESS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6840 Via Del Oro Ste. 280 San Jose, CA	95119
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Jonathan Gazdak from the Board of Directors

On May 6, 2021, Jonathan Gazdak notified Summit Wireless Technologies, Inc. (the “Company”) of his decision to resign from the Company’s board of directors (the “Board”), effective May 10, 2021. Mr. Gazdak is not resigning due to any disagreement between the Company and Mr. Gazdak, or any matter related to the Company s operations, policies or practices.

Appointment of Wendy Wilson to the Board of Directors

On May 6, 2021, the Board, pursuant to its powers under the Company’s bylaws, appointed Wendy Wilson as a member of the Board to replace Mr. Gazdak. Ms. Wilson will serve as a director until the next annual meeting of the Company’s stockholders, at which time she will stand for election until the annual meeting of the Company’s stockholders following her election, or her earlier resignation, retirement or other termination of service.

Additionally, on May 6, 2021, the Board approved a one-time grant of 10,000 shares of common stock, par value $0.0001 per share, of the Company (the “Shares”) pursuant to the Company’s 2018 Long-Term Stock Incentive Plan. The shares are scheduled to vest in equal installments on the first, second and third anniversaries of May 15, 2021, so long as Ms. Wilson remains in the service of the Company on each such anniversary. Ms. Wilson is not party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Wilson is expected to serve on the Company’s Audit Committee.

Item 8.01	Other Events

On May 11, 2021, the Company issued a press release announcing the resignation of Mr. Gazdak and the appointment of Ms. Wilson to the Board, a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in the such exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

No.	Description
99.1	Press Release of the Company, dated May 11, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2021	SUMMIT WIRELESS TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
Name: Brett Moyer Title: Chief Executive Officer